Aristotle International Equity Fund
Class I: ARSFX
A series of Investment Managers Series Trust

Supplement Dated August 8, 2016
To the Summary Prospectus dated May 3, 2016 and Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

Effective September 1, 2016, Aristotle Capital Management, LLC (the “Advisor”), the investment advisor to the Aristotle International Equity Fund (the “Fund”), has contractually agreed to reduce the limit on the total annual fund operating expenses of the Fund, excluding certain expenses as described below, by 0.17%, to 0.93% of the average daily net assets of the Fund. The Advisor has also agreed to extend the term of the expense limitation agreement for the Fund through April 30, 2018.

Accordingly, effective September 1, 2016, the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) fees	None
Other expenses (includes shareholder service fees of up to 0.15%)	3.42%
Total annual fund operating expenses	4.22%
Fees waived and/or expenses reimbursed[1]	(3.29%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.93%

[1]	The International Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.93% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The International Equity Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the International Equity Fund for a period ending three full fiscal years after the date of the waiver or payment.

In addition, the information under the heading “Example” in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Example
This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$95	$652	$1,581	$3,966

Effective September 1, 2016, all additional references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the expenses limitation are revised as indicated above.

Please retain this Prospectus Supplement with your records.